UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2012

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 21, 2012, GSI Group, Inc. (the “Company”) announced that the 2012 Annual Meeting of Shareholders will be held on June 14, 2012. Shareholders of record at the close of business on April 26, 2012 will be entitled to notice of and to vote at the meeting. The upcoming meeting is more than 30 days after the anniversary of the Company’s last annual meeting of shareholders. The deadline for shareholders to timely submit to the Company proposals to be considered for inclusion in the Company’s proxy statement for the upcoming annual meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is April 2, 2012. Proposals should be directed to the attention of Robert J. Buckley, Chief Financial Officer, GSI Group Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: March 21, 2012	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer

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